UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 2, 2014

PARAGON OFFSHORE plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

3151 Briarpark Drive, Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 330 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Investor Presentation

On September 3, 2014, Randall D. Stilley, President, Chief Executive Officer and Director of Paragon Offshore plc (“Paragon”), will deliver a presentation at the Barclays Capital CEO Energy-Power Conference in New York City, New York, beginning at 3:45 p.m. U.S. Eastern Daylight Time. A live webcast and presentation slides will be available at the time of the presentation on Paragon’s website at www.paragonoffshore.com, under “Events & Presentations” in the “Investor Relations” section of the website. The presentation slides are also included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The information presented in Item 7.01 to this Current Report on Form 8-K is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

2014 Guidance

Paragon is also providing the following guidance for each of the three month periods ended September 30, 2014 and December 31, 2014:

	Three Months Ended September 30, 2014 (USD in millions)	Three Months Ended December 31, 2014 (USD in millions)
Operating Expense	$225 - $235	$228 - $238
Depreciation	$100 - $105	$100 - $105
SG&A	$15 - $18	$15 - $17
Interest Expense	$23 - $26	$24 - $27
Effective Tax Rate	48% - 52%	40% - 44%
Capital Expenditures	$100 - $110	$100 - $110

Paragon’s effective tax rate will be higher subsequent to its spin-off from Noble Corporation plc primarily for the following reasons. First, certain aspects of Paragon’s business were restructured in order to carve-out Paragon’s business and effect the spin-off. This restructuring resulted in significant tax inefficiencies for Paragon’s business and operations, including the inability for Paragon to deduct interest expense with respect to borrowings under Paragon’s debt obligations and ownership of certain of Paragon’s assets in structures subject to higher tax rates than prior to the restructuring. In addition, in July 2014, legislation was enacted in the U.K. that will restrict deductions on certain related party transactions, such as those relating to the bareboat charter agreements used in connection with Paragon’s U.K. continental shelf operations.

Forward Looking Statements

The statements described in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements which could be made include, but are not limited to, Paragon’s tax rate, cost guidance, the effects of Paragon’s spin-off from Noble Corporation plc, the impact of U.K. tax legislation, and Paragon’s future operational or financial results. Factors impacting these forward-looking statements include but are not limited to the ability to consummate any future restructurings, operating hazards and delays, risks associated with operations outside the U.S., actions by regulatory authorities, customers, joint venture partners, contractors, lenders and other third parties, legislation and regulations affecting offshore drilling operations, costs and difficulties relating to the establishment of Paragon as a stand-alone business, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, violations of anti-corruption laws, hurricanes and other weather conditions and the future price of oil and gas and other factors, including those discussed in the “Risk Factors” section of Paragon’s registration statement on Form 10 as filed with the Securities and Exchange Commission (the “SEC”) on July 14, 2014 and in Paragon’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2014, and in Paragon’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements including, without limitation, Paragon’s guidance on future costs and expenses. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and Paragon undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Slide presentation of Paragon to be used at the Barclays CEO Energy-Power Conference on September 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc, a public limited company incorporated under the laws of England and Wales
Date: September 2, 2014	By:	/s/ Steven A. Manz
	Name:	Steven A. Manz
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Slide presentation of Paragon to be used at the Barclays CEO Energy-Power Conference on September 3, 2014.